Supplement Dated May 21, 2025
to the Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated January 31, 2025, as amended, of Thrivent Small-Mid Cap Equity ETF (the “Fund”), a series of Thrivent ETF Trust.
On May 20, 2025, the Board of Trustees of Thrivent ETF Trust approved a change to the Fund’s structure from “semi-transparent” to “transparent,” as described below. The change is expected to take effect on or around October 3, 2025 (the “Effective Date”). This supplement is intended to provide advance notice of the change to shareholders of the Fund.
Currently, the Fund operates as a “semi-transparent” actively-managed exchange-traded fund (“ETF”) pursuant to an exemptive order (the “Order”) from the Securities and Exchange Commission. The Order permits the Fund to operate without publicly disclosing its portfolio holdings daily. Rather, the Fund discloses a portfolio transparency substitute (the “Proxy Portfolio”) and certain related information about the relative performance of the Proxy Portfolio and the Fund’s actual portfolio holdings.
As of the Effective Date, the Fund will no longer operate in reliance on the Order as a “semi-transparent” actively-managed ETF and will instead operate as a “transparent” actively-managed ETF that will disclose full portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940. Accordingly, references to the Fund’s “semi-transparent” structure, Proxy Portfolio and related disclosure in the Fund’s Prospectus, Summary Prospectus and SAI will be removed. In addition, as of the Effective Date, the Fund will no longer disclose a Proxy Portfolio and all of the Fund’s portfolio holdings will be disclosed on each business day at thriventETFs.com/individual.
Although the Fund’s investment objectives, strategies, fees and expenses are not expected to change as a result of the changes described above, as of the Effective Date the Fund’s principal investment strategies and risks will be revised to remove references to the terms, requirements and limitations of the Order, and to remove references to the “semi-transparent” structure, Proxy Portfolio and related disclosure, as noted above.
For additional information, shareholders of the Fund may call 800-847-4836.
Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.
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